CLS HOLDINGS USA, INC.

Presentation

CLS Holdings USA, Inc.

OTCQB: CLSH / CSE: CLSH

September 2020

Forward Information and Risk Acknowledgement

"This document contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, the future impact of the COVID-19 virus on our business, the future results of our initiatives to retain our employees and strengthen our relationships with our customers and community during the pandemic, the future effect of our initiatives to retain and expand market share and achieve growth following the pandemic, results of operations during the pandemic, and the effectiveness of our business practices during the pandemic. The continued spread of COVID-19 could have, and in some cases already has had, an adverse impact on our business, operations and financial results, including through disruptions in our processing activities, sales channels, and retail dispensary operations as well as a deterioration of general economic conditions including a possible national or global recession. Due to the speed with which the COVID-19 situation is developing and the uncertainty of its magnitude, outcome and duration, it is not possible to estimate its impact on our business, operations or financial results; however, the impact could be material. These forward-looking statements also relate to anticipated future events, future results of operations, and our future financial performance, and include, without limitation, statements relating to our ability to finance our operations, identify, finance and close potential acquisitions, market acceptance of our services and product offerings, our ability to protect and commercialize our intellectual property and our ability to grow our wholesale and processing businesses. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "should," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of these terms or other comparable terminology."

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry's) actual results, levels of activity or performance to be materially different from any expected future results, levels of activity or performance expressed or implied by these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered together with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Company Introduction

“PEOPLE POWER PROFITS”

-Andrew Glashow, President/COO

Our motto, People Power Profits, applies to all aspects of our business. Our dedicated teams, our incredibly loyal customer base, and the communities they belong to are prioritized in all decision making.

We aim to provide the cleanest, safest cannabis products and environments in the market to give customers confidence in their purchases.

We've committed substantial resources to community improvement and engagement opportunities through corporate giving at both of our Nevada subsidiaries, including a sizable donation to a local organization providing aid to those most affected by the War on Drugs, and an ongoing supportive partnership with the Arbor Day Foundation.

This people-first approach is rapidly driving our majority-local consumer base to our brands in Nevada, and is allowing us to explore synergistic growth opportunities in new markets

Company Milestones

Completed purchase of Oasis Cannabis Dispensary in Las Vegas

Completed purchase of City Trees Production and Innovation Facility in North Las Vegas

Successfully completed multiple capital infusions

Rapid growth of Oasis brand

Completed build out of approximately $4M state of the art conversion and extraction facility capable of producing $20 million in revenue annually

Obtained patents for extraction IP in the US, EU and Canada

USD $7.5 million in cash and current assets

Investment Overview

Oasis Cannabis dispensary in downtown Las Vegas supported by City Trees branded products and innovation

- Voted best dispensary for Pot Pros
- Currently completing over **700** orders per day at **~$55** per order
- Successfully pivoted from in-store operations to 3 distinct forms of business: In-store, Curbside Pickup, and Delivery

Expanding national footprint creates licensing opportunities for core extraction technologies

- CLSH's proprietary extraction and conversion process has been patented with the US Patent Office
- Future revenue stream opportunities from licensing our patented extraction and conversion process to third party producers in major U.S and global cannabis markets where we do not intend to operate.

Strength of Management team and Board to lead future growth through M&A

- Track record of successfully raising capital and integrating acquisitions
- Unique strengths in start- ups, business management, community involvement and organizational leadership
- $8M USD cash investment in company by founding members

Our Target Market

Nevada



WELCOME
TO Fabulous
LAS VEGAS
NEVADA

Nevada Market



NV Medical
NV Recreational
US$M
$266
$580
$702
$712
$803
$980
'17A
'18A
'19A
'20E
'21E
'22E

Recreational Use Approved

Nevada approved on July 1, 2017

Significant Market Potential

- Population of **3.0M** in **Nevada** with over **50k** registered patients; *Traditionally **Las Vegas** hosts more than **42M** tourists every year
  *Pre-COVID
- We cater to locals

Oasis Cannabis Dispensary

OASIS
CANNABIS
DISPENSARY

Dispensary Overview

- Open 7 days a week from 7AM to 2:30AM
- Successfully operating 3 distinct business models: In-store, curbside, and delivery
- Walking Distance from the Strip and Downtown Las Vegas
- Operating since 2015

Highlights

- Production facility capable of producing $20M annual revenue
- Completing over 700 orders per day at ~**$55** per order
- Recognized as dispensary of choice for locals




DOWNTOWN
SPACES
OASIS
CANNABIS
DISPENSARY
OPEN 24 HOURS
7 DAYS A WEEK


THE LOCAL CHOICE

Oasis voted best dispensary for Pot Pros



FIND YOUR CANNABIS OASIS
IN-STORE • CURBSIDE PICKUP • FREE DELIVERY
OASISCANNABIS.COM
LAS VEGAS
CITYTREES
EXCITING CHANGES ARE ON THE HORIZON
CITYTREES.COM
STOP THE SPREAD
YOUR CANNABIS OASIS

Giving Back

Oasis Summer of Giving

From June 19, 2020 to September 20, 2020, we set aside 1% of all net sales at Oasis to donate to CEICNV - the Cannabis Equity and Inclusion Community of Nevada.

These funds will go toward providing legal, medical, and additional community resources to members of our community most directly impacted by the War on Drugs.

This +$30,000 donation represents the largest non-profit contribution made by CLS Holdings to date, and we are honored to have contributed to this vital cause.


SUMMER OF GIVING
JUNE - SEPTEMBER 2020
OASIS
CANNABIS
DISPENSARY
CEIC
Cannabis Equity and Inclusion Community
KEEP OUT OF REACH OF CHILDREN. FOR USE ONLY BY ADULTS 21 YEARS OF AGE AND OLDER.

CEICNV provides direct relief through the Nevada Cannabis Community Reinvestment Fund. This fund provides support for programs that address inequities in mental healthcare and legal services exacerbated by cannabis prohibition. Through community outreach programs and grant distribution, this fund also provides support with job placement and skills training opportunities for communities most impacted by previous cannabis policies.

City Trees

About

Focused on quality & sustainability, we bridge the gap between the city and the trees.

CITYTREES

10,000 sq ft production and manufacturing facility based out of North Las Vegas, Nevada, capable of producing approximately $1.7M each month in revenue.

We provide Nevada with high quality THC distillate products infused with terpenes in either effect-based or strain-specific flavors.

We use ethanol-distilled pure THC distillate and botanically derived terpenes to create our vape products. We never use Vitamin E Acetate, Propylene Glycol, Vegetable Glycerin, Polyethylene Glycol, Medium Chain Triglyceride oil, or any other additives in our vape products.

In addition to vape products, we also have a separate line of ingestible products tinctures.

Recently introduced our Live and Cured concentrate lines providing a full-spectrum product produced with our closed-loop hydrocarbon extraction system that retains the full flavor and cannabinoid profile of the flower that is extracted.

We use USP Grade 200 Proof Ethanol to extract pure THC distillate and formulate that oil with botanically derived terpenes to create our signature vape products.








CITYTREES.COM
SUSTAIN YOUR STATE
ASK YOUR DISPENSARY ABOUT CITYTREES
KEEP OUT OF REACH OF CHILDREN. FOR USE ONLY BY ADULTS AGES 21 AND OVER.

CITYTREES

Innovation Production Distribution

70%
Market penetration pre-COVID

2017
Founded

Wide Variety of Products, Consistent Results

- Disposable Vape Pens and Cartridges
- Distillate dab and refill oil
- Premium Cannabis Concentrates
- Highest Quality Tinctures

@CITYTREESNV

City Trees

New Brand Identity


SUSTAIN YOUR STATE
CITYTREES
DISPOSABLE VAPE PEN
SATIVA
ENERGY
CITYTREES
CARTRIDGE
1:1 CBD/THC
CALM
CITYTREES
PREMIUM DAB OIL
SATIVA
JACK HERER
CITYTREES
TINCTURE
1:1
BLUE AGAVE
CITYTREES
BLUE AGAVE
250MG CBD
250MG THC
60ML
CITYTREES
TINCTURE
1:1:1
HEMP SEED
HEMP SEED

Award Winning Products


HIGH TIMES
STASH AWARD
WINNER
CITYTREES
CARTRIDGE
1:1 CBD/THC
CALM

CALM 1:1 CARTRIDGE
BEST VAPE CARTRIDGE 2019


HIGH TIMES
STASH AWARD
WINNER
CITYTREES
TINCTURE
PURE THC
BLUE
AGAVE

BLUE AGAVE 750
BEST TINCTURE 2019


LAS VEGAS
CANNABIS AWARDS

JACK HERER DAB OIL
BEST SYRINGE 2020

Plant it Forward

BUY 1 : PLANT 1

At City Trees we feel a responsibility to give back to where we take from. We are proud to partner with the Arbor Day Foundation, to plant one tree for every City Trees 1:1 product purchased.

We are determined to make a difference in our community and the surrounding environment, bringing the same balance to our world as our 1:1 products bring to you.

We plant 1 tree for every 1:1 or 1:1:1 product sold. Over 3,000 trees planted to date!

Calm Cartridges
Calm All-in-One Vape Pen
Calm Dab Oil Distillate Applicator Syringe
Blue Agave 1:1
Chocolate Agave 1:1
Orange Cream Tincture
Hemp Seed Oil 1:1 Tincture
Hemp Seed Oil 1:1:1 Tincture


SUSTAIN
YOUR
STATE
1:1

CLS Board of Directors and Founding Members



Jeffrey Binder
Co-Founder,
Chairman & CEO

- Prior to founding CLSH, Mr. Binder served as founder, Chairman and President of Power 3 Network, Inc., a company that develops websites and back offices for home-based businesses
- Mr. Binder received his Juris Doctorate from the National Law Center, George Washington University, in 1971, and served as a legislative assistant to Adlai Stevenson II, an Illinois Senator



Andrew Glashow
President & COO,
Director

- Mr. Glashow is the Managing Director and Founder of New World Merchant Partners, an investment banking firm specializing in microcap transactions in the $5M to $50M range
- Prior to New World Merchant Partners, he was a Partner in STAR Associates, a corporate finance firm specializing in the placement of capital for small and emerging growth companies
- Mr. Glashow is a graduate of the University of New Hampshire's Whitemore School of Business and Economics.

Frank Koretsky
Co-Founder &
Director

- Mr. Koretsky has served as the President of East Coast News Corp., a leader in consumer packaged goods, since 1995
- As a result of business experience, Mr. Koretsky brings a strong background in management, marketing and branding to CLSH

CLS Management Team



Jeffrey Binder
Co-Founder,
Chairman & CEO

- Prior to founding CLSH, Mr. Binder served as founder, Chairman and President of Power 3 Network, Inc., a company that develops websites and back offices for home-based businesses
- Mr. Binder received his Juris Doctorate from the National Law Center, George Washington University, in 1971, and served as a legislative assistant to Adlai Stevenson II, an Illinois Senator



Andrew Glashow
President & COO,
Director

- Mr. Glashow is the Managing Director and Founder of New World Merchant Partners, an investment banking firm specializing in microcap transactions in the $5M to $50M range
- Prior to New World Merchant Partners, he was a Partner in STAR Associates, a corporate finance firm specializing in the placement of capital for small and emerging growth companies
- Mr. Glashow is a graduate of the University of New Hampshire's Whitemore School of Business and Economics.



Greg Carlson
CFO

- Mr. Carlson brings over twenty years of accounting and finance related experience in the gaming, lodging, real estate and retail industries to CLS. Most recently, Mr. Carlson assisted the private company that owns the Essence Cannabis Dispen-saries and Desert Grown Farms cannabis wholesale facility in Las Vegas, NV close its books and prepare financial statements in connection with its year-end audit and sale for US $290 million to a public company in the cannabis industry, known as Green Thumb Industries



Charlene Soco
VP Finance
CLS Nevada

- Ms. Soco brings 9 years of accounting experience from various industries. She started her career as a Staff Accountant at Litigation Services, a multi-state law support firm. During her time there, she was recognized as employee of the month for her work ethic while the company underwent a merger and became The LIT Group.
- After leaving the company, Ms. Soco took on the role of Lead Auditor with Treasure Island Hotel and Casino, a Las Vegas strip property. She was promoted to the position of Non- Gaming Audit Manager and oversaw all non-gaming accounting and auditing including food & beverage, entertainment, hotel, and retail operations. She was recognized company wide for her leadership while in this management role.
- Ms. Soco then took a position as Assistant Controller with K2 Energy, an international lithium battery manufacturer with offices in Nevada and China prior to taking on the Controller position with CLS Nevada.

CLS Nevada Management and Key Employees



Samantha Schafer
Director of Retail Operations
CLS Nevada

- Mrs. Schafer joined our team as the General Manager of Oasis Cannabis Dispensary in March 2019 and brought 9 years of dispensary management and operations experience from Colorado. Mrs. Schafer is responsible for a substantial increase in revenue year over year, as well as keeping our company and operations compliant and profitable.
- Mrs. Schafer was elevated within the company in January 2020 to Director of Operations for CLS Nevada, overseeing and assisting in day-to-day operations for both the retail and production facility in Las Vegas.
- Prior to working for CLS in Nevada, Mrs. Schafer worked as the Director of Customer Experience for Seed and Smith, an all-in-one cannabis dispensary and production facility tour. Mrs. Schafer also worked as the General Manager for Lightshade Labs in Denver Colorado from 2014-2017, participating in the growth from 2 medical/retail locations to 7 medical/retail locations across the Denver Metro region.



Jamie Dickson
Executive Assistant & Director of Human Resources
CLS Nevada

- Mrs. Dickson has excelled in all of her roles with CLS, from her start in 2017 as an Administrative Assistant for management, to her elevation to Executive Assistant in 2018, and to her current role as HR Generalist.
- Mrs. Dickson was instrumental in CLS' 2018 acquisition of the business, facilitating the structural improvements and personnel increases required to adapt to the rapidly expanding needs of both the retail and wholesale divisions of CLS.
- Mrs. Dickson brings extensive administrative experience from the legal and retail sectors, having served in a professional assistant capacity in law offices and as a lead administrator in payroll and accounting departments for Whole Foods Markets for over 10 years. Mrs. Dickson's support has helped lead CLS throughout the rapid growth seen across its subsidiaries since acquisition.



Dominick Monaco Pharm.D.
Director of Laboratory Operations
CLS Nevada

- Dr. Monaco is the Director of Laboratory Operations for the company's newly opened approximately $4 million laboratory and is responsible for all day-to-day operations inside the North Las Vegas facility.
- Dr. Monaco brings over 8 years of licensed & regulated cannabis experience, starting back in 2012 when medical marijuana first opened in Arizona, he has held numerous positions, with escalating responsibilities year over year, from Procurement Manager, Laboratory Manager, Quality Assurance & Quality Control Manager, Pharmacist on Duty, Assistant GM, General & Operations Manager, and Director of Quality & Medical Formulations.
- Dr. Monaco graduated from the University of Arizona College of Pharmacy, in Tucson, Arizona, with a Doctor of Pharmacy in 2010.

CLS Nevada

Financials*

	A2018	A2019	A2020	E2021
Annual Revenue	$7,240,961	$9,766,305	$12,781,083	$16,000,000
EBITDA	-$702,692	-$631,955	$191,529	$3,000,000



Annual Revenue
EBITDA
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$7,240,961
$9,766,305
$12,781,083
$16,000,000
$3,000,000
$191,529
-$702,692
-$631,955
A2018
A2019
A2020
E2021
Annual Revenue
EBITDA

*Fiscal year ending 5/31. This table represents the results solely of our Nevada subsidiaries and not of CLSH as a whole. The results in this table exclude expenses associated with CLSH's parent company and corporate overhead as well as expenses associated with acquisition opportunities. As such, these results should be read together with the financial statements of CLSH contained in its SEC filings for an understanding of the results of operations of CLSH as a whole.

CLS Nevada

September Net Revenue and Gross Margin

	A2018	A2019	E2020
Net Revenue in USD	$713,188	$1,000,671	$1,400,000
Gross Margin	42%	47%	52%



100.00%
75.00%
50.00%
25.00%
0.00%
Gross Margin %
$1,500,000
$1,000,000
$500,000
$0
Net Revenue in USD
42%
$713,189
47%
$1,000,671
52%
$1,400,000
A2018
A2019
E2020
Gross margin
Net Revenue

CLS Nevada

Monthly Dispensary Transactions and Average Orders

	A2018	A2019	E2020
Average Monthly Transaction	10,294	19,637	21,928
Average Order	$42.42	$37.11	$54.65



$60.00
$40.00
$20.00
$0.00
Average Order
$42.42
10,294
$37.11
19,637
$54.65
21,928
A2018
A2019
E2020
25000
20000
15000
10000
5000
0
Average Monthly Transaction
Average Order
Average Monthly Transaction

Cap Table

Shares Outstanding	126,420,345
Convertible Notes	22,815,191
Total	148,795,345
Current assets (as of September 28, 2020)	**$7,500,000**
Share Price	$0.06
Market Cap	$8,927,720

*Convertible note due November 2021, $18,252,153 divided by $0.80 per share = 22,815,191

Expiry Date	Exercise Price	#Warrants
30-Nov-21	$0.34	4,635,684
30-Nov-21	$0.49	33,463,826
6-Feb-22	$0.50	1,740,000
21-Feb-22	$0.50	160,000
28 Feb-22	$0.50	130,000
29 Mar-22	$0.50	706,500
30-Jul-21	$0.60	7,500,000
7-Aug-21	$0.60	6,875,000
14 May-23	$0.60	3,125,000
15 Nov-20	$0.75	350,000
5-Feb-21	$0.75	400,000
12-Feb-21	$0.75	40,000
20-Feb-21	$0.75	25,000
2-Mar-21	$0.75	412,500
9-May-21	$0.75	25,000
12-Dec-21	$0.80	2,015,100
12-Dec-21	$1.10	295,500
28-Feb-23	$1.25	1,026,190

CLS
CANNABIS LIFE SCIENCES

OASIS CANNABIS DISPENSARY

CITYTREES



Jeffrey Binder
Chairman / CEO

Andrew Glashow
President & COO

T: 888.438.9132
E: andrew@clsholdingsinc.com
Visit clsholdingsinc.com